UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 16, 2018

Norwood Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(570) 253-1455

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

NORWOOD FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On January 16. 2018, the Registrant and its wholly owned subsidiary, Wayne Bank (the "Bank"), entered into a five-year Change-in-Control Severance Agreement with its Executive Vice President and Chief Credit Officer, John F. Carmody. The Change-in-Control Severance Agreement has a two-step change-in-control trigger under which, in case of a voluntary termination for any reason within 30 days of a change-in-control or an involuntary termination without Just Cause (as defined in the Agreement) or a voluntary termination for good reason occurring during the six months before or within one year after a change-in-control, Mr. Carmody would be paid a lump sum amount equal to his then current base salary, not to exceed the tax-deductible limits under Section 280G of the Internal Revenue Code or three times the five-year average of his total taxable annual compensation less $1.00.

On January 16, 2018, the Registrant and the Bank also entered into an addendum to the Change-in-Control Severance Agreement with Executive Vice President and Chief Financial Officer William S. Lance to extend its term for an additional five years and entered into an addendum to the Change-in-Control Severance Agreement with Executive Vice President and Chief Operating Officer Robert J. Mancuso extending its term for another five years and increasing his severance benefit from one times base salary to two times base salary.

The foregoing summary is qualified in its entirety by reference to the individual Change-in-Control Severance Agreements and Addenda thereto which are filed herewith and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.  The following exhibits are filed herewith:

Number	Description

10.1	Change-in-Control Severance Agreement, dated January 16, 2018, by and among Norwood Financial Corp., Wayne Bank and John F. Carmody

10.2	Addendum, dated January 16, 2018, to Change-in-Control Severance Agreement, dated March 2, 2010, by and among Norwood Financial Corp., Wayne Bank and William S. Lance

10.3	Addendum, dated January 16, 2018, to Change-in-Control Severance Agreement, dated January 23, 2013, by and among Norwood Financial Corp., Wayne Bank and Robert J. Mancuso

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORWOOD FINANCIAL CORP.

Date:	January 16, 2018	By:	/s/ Lewis J. Critelli
Lewis J. Critelli
President and Chief Executive Officer
(Duly Authorized Representative)